Exhibit 99.1

Analyst Day

December 9, 2005

Industrial Plant

Flat Rolled Sheet

Consumer

Industrial Scrap

Dross

Ingots

Molten Metal

Scrap

Recycler

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

2

Merger Overview

The Merger

December 9, 2004

Commonwealth Industries, Inc.

Revenue: $2.4 Billion (1) Headquarters: Beachwood, OH NYSE Symbol: ARS

(1)	LTM as of September 30, 2005.

Celebrating One Year as Aleris Today! 4

Merger Rationale

Streamlines cost structure; creates value through synergies

Leverages core competencies; transfers best practices

Enhances metal sourcing capabilities

Improves competitive position through scale and scope

Strengthens management; enables productivity improvement

Improves access to capital markets

Accelerates ability to pursue growth opportunities

Transformational

5

Initial Strategy

Relentless Productivity Improvement

Implement Six Sigma culture to transform manufacturing productivity

Exploit combined melting and processing technologies to lower cost

Utilize scrap sourcing capabilities to reduce purchased metal cost

Extend low-cost continuous cast production to higher margin products

Core Business Growth

Pursue U.S. industry acquisition opportunities Expand European operations

Explore Uhrichsville integrated recycling/sheet “footprint” in China

Unique Opportunity

6

First Year Accomplishments

Initiated massive cultural change

Established credibility and refocused/upgraded Business management

Exceeded merger synergy expectations

Restructured and announced closing of high cost plants

Stabilized aluminum sheet commercial strategy

Completed or announced four acquisitions at very attractive multiples

S&P corporate credit rating upgraded

Improved liquidity position

Surpassed $1B in market cap

Positioning for Sustainable Earnings Growth

7

Culture and Key Values

Sense of urgency - solve today’s problems today

Data driven; clearly defined measures

No bureaucracy

Minimum layers in organization

Relentless drive to be more productive in all we do

Unquestionable integrity

Global/international

Recognize great performance

Culture Change Underway

8

Aleris Transformation

Aleris

Rapid culture change

Upgrade management

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve metal margins

Post-Merger

Future Goal

Revitalized businesses Higher quality business mix Double digit EBITDA margins Acquisitions

ROCE greater than cost of capital

Strong cash generation

2006 & Beyond

Significant Value Creation Opportunity

Company Overview

Business Overview

Recycling

Recycles aluminum dross and scrap

Major customers –Alcoa, Novelis, Arco, Century

Driven by rigid container and common alloy sheet consumption

Spec Alloy

Recycles and processes aluminum-based spec alloys

Major customers – GM, Contech, DaimlerChrysler, Ford, Nissan

Driven by aluminum usage in automotive sector

Zinc

Recycles zinc-bearing materials to produce zinc oxide, zinc dust and zinc metal

Major customers – Goodyear, Bridgestone, Dow Agri, Michelin, Carboline

Driven by castings, auto sectors and galvanized steel consumption

International

Recycles aluminum dross, scrap and magnesium

Major customers –Alcoa, Novelis, BMW, NEMAK, DaimlerChrysler

Driven by auto sector and packaging

Rolled Products

Produces common alloy aluminum sheet and fabricated products

Major customers-Alcoa Home Exteriors, Great Dane, Gentek, Ryerson

Driven by building and construction, consumer durables, transportation

Sales $515M Sales $224M Sales $395M Sales $1,248M

Note: Sales are LTM as of September 30, 2005 and exclude acquisitions. 11

Aleris

US Manufacturing Locations



Cleveland, OH
Post Falls, ID
Bedford, OH
Rock Creek, OH
Elyria, OH
Spokane, WA
Saginaw, MI
Uhrichsville, OH
Coldwater, MI
Ashville, OH
Wendover, UT
Beloit, WI
Friendly, WV
Chicago Hts, IL
Wabash, IN
Richmond, VA
Carson, CA
Bedford, IN
Lewisport, KY
Terre Haute, IN
Roxboro, NC
Sapulpa, OK
Morgantown, KY
Goodyear, AZ
Shelbyville, TN
Loudon, TN
Clarksville, TN
Houston, TX (2)
Millington, TN
= Aluminum Recycling
= Zinc
= Rolled Products
= Joint Venture
= ALSCO Sites
= Proposed Ormet Sites
= Proposed Alumitech Sites

12

International Manufacturing Locations

Delfzijl, The Netherlands

Swansea, Wales U. K.

Grevenbroich, Germany

Töging, Germany

Stuttgart, Germany*

= Aluminum Recycling = Zinc = Magnesium

Monterrey, Mexico

*	Under construction, to be operational 01/01/06

Key Highlights

Conversion company; limited commodity exposure

Favorable long-term industry trends

Leading positions in diverse and growing industries

Superior low-cost business model

Significant synergy realization opportunity

Significant liquidity

Strong Platform for Cash Flow and Profitability Growth

Limited Commodity Exposure

Rolled Products

‘Pass-through’ of metal costs

Conversion fee based sales model

Hedging of metal purchases

P&L Impact of FIFO Inventory

Recycling

Tolling

Reduced working capital 50% of merchant shipments

Buy / sell

Utilize hedges to minimize risk

Natural Gas

Natural gas hedged with contract adjustments and forward positions

~89% hedged in 4th Quarter 2005 ~72% hedged in 1st Quarter of 2006 ~51% hedged remainder of 2006

Commodity Risk Passed to Customers or Hedged

Favorable Industry Trends

U.S. Aluminum Supply(1)

Primary 25%

Recycled 29%

Imports 45%

Imports 14%

Primary 57%

Recycled 30%

1983 2004

13.6 billion pounds 22.3 billion pounds

Aluminum Content per Vehicle(2)

(pounds)

350

274 243

166

1991 1998 2003 2010E

(1)	Source: The Aluminum Association (2) Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Capital Costs vs. Primary

Industry Developments

1998 – 2000

Alcoa acquired Alumax, Golden Aluminum and Reynolds

Pechiney acquired Ravenswood (Century)

Wise Metals acquired Listerhill (Reynolds)

Michigan Avenue Partners acquired McCook (Reynolds)

MAP acquired Scottsboro (Norandal)

2001 – 2005

‘01 MAP shuttered McCook and Scottsboro

‘02 Kaiser declared bankruptcy

‘03 Alcan acquired Pechiney

‘04 Alcoa shuttered San Antonio

‘04 Alcan rolling asset spin off of “Novelis”

‘05 Aleris acquired ALSCO

‘05 Aleris announced planned closure of Carson facility

‘05 Aleris announced proposed acquisition of certain Ormet assets

North American Industry Changing

Superior Low Cost Business Model

Scrap Spread Versus P1020 (1) Cash Conversion Cost Index (2)

-25 -20 -15 -10 -5 0 ¢/lb

Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05

Index

1.00

0.75

0.50

MRO

Utilities 0.25

Labor

0.00

Direct Chill Continuous Casting

(1) Source: CMMC (2) Management estimate

Best-in-Class Melting and Rolling Technologies

Merger Improves Relative Scrap Spreads

Moving upstream to acquire more customer/industrial scrap directly Expanded plant network provides favorable freight dynamics Acquiring wider basket of scrap types Better supply chain management Productivity initiatives to improve net molten metal cost

Aggressively Institutionalizing Additional Advantage

Merger Synergy Summary

($M) Original May YTD Annualized Savings (1) New Target

Metal Sourcing $5 $6 $2 $10

Non-Metals Purchasing 5 7 5 7

Manufacturing 5 10 8 15

Shared Services 10 12 17 18

Total $25 $35 $32 $50

Actions

Freight/scrap mix optimization Collect more customer scrap Staff reductions Base-loading concept Casualty/property insurance Travel

Staff reductions

Lewisport/Ohio improvements Six Sigma Sinclair initiatives

Staff reductions IT

Interest expense Leases

(1)	As of September 30, 2005.

Target Raised to $50M by Year-End 2006

Recent Developments

Recycling Recent Acquisitions

($M)

Tomra Latasa Reciclagem Pending Alumitech Acquisition

Products Collects and recycles UBC’s, aluminum dross and class scrap Recycles dross and salt cake

Capacity 88M pounds 300M pounds of dross and 200M pounds of salt cake

Locations Rio de Janeiro, Sao Paulo and Pinda, Brazil Cleveland, OH; Wabash, IN; Friendly, WV

Customers Novelis and Rexam Wabash, ALCOA and Novelis

Sales (1) $55M $44M

(1)	Sales are estimated LTM as of September 30, 2005. 22

Rolled Products Recent Acquisitions

($ M)

ALSCO Metals Corporation Pending Ormet Asset Acquisition

Products Manufactures sheet, specialty coil and fabricated products Tread and “brite” sheet, common alloy sheet, specialty aluminum blanks, RSI

Capacity 190M pounds of sheet 125M pounds of sheet (2), 170M pounds recycling capacity, 30M pounds of specialty blanks

Locations Richmond, VA; Ashville, OH; Raleigh, NC; Roxboro, NC and Beloit, WI Friendly, WV; Terre Haute, IN

Customers Norandex, Lansing Building Products, Senox Corporation Samuel Sons, Reliance, Metals USA, United

Sales $287M (1) $200M (2)

(1)	Sales are estimated LTM as of September 30, 2005.

(2)	Management estimated run rate of production and sales; previously 375-400M pounds of production.

Aleris

Strategic Rationale

Tomra Latasa Reciclagem

- Secures position in Brazil
- Access to UBC metal units
- Strengthens core business
- Additional manufacturing capabilities

ALSCO Metals Corporation

- Opportunity to optimize operations
- Metal sourcing and processing opportunities
- Eliminates redundant SG&A

Carson Closure

- Process limitations & high cost structure
- Constrained equipment capabilities
- Misaligned customer base (shipping product East)
- Significant interest in California real estate

Pending Ormet Asset Acquisition

- Product diversification
- Improved asset utilization at Lewisport
- Complementary recycling assets
- Asset deal; no legacy costs

Pending Alumitech Acquisition

- Experienced management team
- Expertise in salt-cake recovery
- Broadens processing capabilities and customer base

Aleris Strategy Unfolding

24

Aleris

Acquisition Summary

($M)

Estimated Annual Impact

Tomra ALSCO Ormet Alumitech Total

Base EBITDA (1) $5 $23 $30 $5 $63

Synergy Targets 2 14 0 3 19

Total $7 $37 $30 $8 $82

Purchase Price $19 $145 $100 (2) $29 $293

Purchase Multiple 2.7X 3.9X 3.3X 3.7X 3.6X

3.6X Net purchase multiple

Acquisitions highly accretive to EPS

(1) Base EBITDA is not a GAAP measure and is not reconcilable to any GAAP measure. It is management’s current estimate of the annual impact of these acquisitions to our EBITDA.

(2)	Includes preliminary working capital adjustment

Driving to Maximize 2006 Synergy Realization

Aleris

Aluminum Recycling Summary

Aggressive recovery of energy increases through price initiatives

Meaningful productivity benefits through operating focus

Uhrichsville facility integrated with Rolled Products segment

Solidified position in Brazil

Third German plant to start-up in Stuggart with long-term contract

Magnesium initiatives in two European locations

Improved Outlook in 2006

Aleris

Zinc Summary

Strong Zinc fundamentals

Focusing on margin improvement

Price initiatives to recover energy cost increase Capital spending focused on improving Oxide process Emerging markets focus; evaluating an Asia-Pacific initiative

Continuous Improvements Provide Optionality

Aleris

Rolled Products Summary

2006 base volume excluding acquisitions, expected to increase 4%

Demonstrating sustainable step change improvement in margins

Price and productivity initiatives to recover energy cost increases

Scrap spreads expected to remain favorable

Implementing Sinclair initiatives to reduce maintenance costs

Continued focus on metal blending and supply chain management

Acquisition synergy realization a critical focus

Acquisitions diversify product mix

Positioned for Another Strong Year

Aleris Financial Summary

Aleris

Recent Performance

($M)

3Q YTD

2005 2004 2004 2003

Reported

Revenue $1,804 $854 $1,227 $892

EBITDA (1) $152 $46 $47 $48

EPS ($/share) (1) 2.55 0.18 (1.51) (0.06)

Proforma excluding special items (2)

Revenue $1,804 $1,667 $2,245 $1,690

EBITDA $175 $93 $131 $79

EPS ($/share) 3.11 0.55 0.84 (0.14)

(1) See text on Slide 39 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger. (2) See text on Slide 39 for information concerning our calculations excluding special items.

Rolled Products Key Driver of Results

Aleris

Rolled Products Material Margin Performance (1)

300

250

200

100

50

0

$0.60

$0.50

$0.40

$0.30

$0.20

$ 0.10

$0.00

150

$/lbs.

MM lbs

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

Shipments Metal Margin

(1)	Excludes Acquisitions

Margins at Historical Highs

Aleris

3Q05 YTD EBITDA Variance Analysis vs. Last Year (1)

($M - Pro Forma)

3Q04 YTD $93.2 $61.6 $4.6 $14.8 $1.0 $0.2 $175.4

Price/Inflation Volume/Mix Productivity/Synergies Foreign Exchange Other 3Q05 YTD

(1) Excludes special items

All Variables are Positive

Aleris

Financial Summary

($M)

Sales (1), (3) Adjusted EBITDA (2), (3)

3,000 250

214

2,500 2,382

2,245 200

2,000 1,837

1,710 150

132 1,466 1,516

1,500 114 100

81 78

1,000

54

50 500

0 0

2000 2001 2002 2003 2004 3Q05 2000 2001 2002 2003 2004 3Q05

LTM LTM

(1) See text on Slide 39 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger. (2) See text on Slide 39 for information concerning our calculations excluding special items.

(3) Excludes acquisitions.

Achieving New Levels of Profitability

Aleris

Capex

($M)

Historical and Forecast Capital Expenditures

2001 2002 2003 2004 2005F 2006F

Capital Expenditures $18.7 $35.3 $36.9 $44.8 $55-$58 $55-$60

Key projects

2004—Stuttgart recycling plant $7.2M

2005F—Stuttgart completion $17.4M

Ongoing maintenance spending approximately $40—$45M including Tomra and ALSCO

2006F includes one-time capital to effect Carson closing

Opportunity to Lower Maintenance Capital via Sinclair Initiatives

Aleris Cash & Debt Summary

($M - Pro Forma)

2004 2005

Dec. 31 Sept. 30 Sept. 30 Pro Forma (1)

Cash $18 $64 $17

Revolver 51 0 230

9% Sr. Unsecured Notes 125 125 125

10 3/8% Sr. Secured Notes 209 208 208

IRB Bonds 19 19 19

VAW-IMCO 8 21 21

Total Debt $412 $373 $603

Total Net Debt $394 $309 $586

Credit Statistics

LTM EBITDA $131 $214 $277 (2)

Debt to EBITDA 3.1 1.7 2.2

Net Debt to EBITDA 3.0 1.5 2.1

Liquidity $193 $324 $115

(1) Pro Forma for acquisition of Tomra, ALSCO and pending Ormet and Alumitech acquisitions excluding synergies. (2) Includes management estimate of Ormet operating income of $30M.

Ample Liquidity

Aleris

4Q05 Outlook

Reiterating November 8, 2005 guidance of $3.80—$3.90 adjusted earnings per share

Synergy capture continues

Favorable scrap spreads and material margins in Rolled Products

Most customer inventory destocking ending

Zinc prices near 15 year high

Restructuring charge estimated at $25M for Carson shut-down

Completing an Outstanding Year!

Aleris

2006 Outlook

US GDP expected to grow at moderate rate, approximately 3% ??Hurricanes could favorably impact volume and scrap spreads

New German recycling production ramps up in 1Q

Original merger synergy target increased from $35M to $50M

Acquisitions accretive to earnings

Announced energy related price increases effective in 2006

Estimated cash tax rate at 20%; book rate estimated at 35%

Second half earnings higher than first half

M&A activities continue

Expecting Momentum to Continue

Aleris

Opportunities & Risks

($M)

Potential Impact on Operating Income

2006 vs. 2005 2007 vs. 2006

Volume +$10M to +$15M +

Selling Price -$0M to -$30M +/-

Merger Synergies/Productivity +$20M to +$30M +

Acquisitions (including synergies) +$45M to +$60M +

Energy/Inflation -$15M to -$30M -

Scrap Spreads neutral to positive +/-

LME/FIFO neutral to negative +/-

Positive Momentum in 2006

Aleris

Financial Information Reconciliation

In this presentation, we refer to various non-GAAP financial measures including (i) EBITDA, (ii) EBITDA excluding special items and (iii) adjusted earnings per share. The methods used to compute these measures are likely to differ from the methods used by other companies. These non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or superior to, Aleris’s measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the tables reconciling the non-GAAP financial measures to comparable GAAP amounts in our Press Releases announcing third quarter 2005 results and our full year 2004 results dated November 8, and March 15 respectively.

“EBITDA,” as used in this presentation, and unless otherwise stated, is defined as net income before interest income and expense, taxes, depreciation and amortization and minority interests. “EBITDA excluding special items,” as used in this presentation, is defined as EBITDA excluding restructuring and impairment charges, executive severance costs, mark-to-market FAS 133 metal hedge unrealized gains and losses, and the non-cash cost of sales impact of the write-up of inventory and other items through purchase accounting. “Adjusted earnings per share” excludes the per-share impact of these items Adjusted earnings per share for 2005 have been computed using an effective tax rate of 8.75%, the rate previously used to estimate our full year adjusted earnings per share.

Management uses EBITDA as a performance metric and believes this measure provides additional information commonly used by our stockholders, noteholders and lenders with respect to the performance of our fundamental business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. Management believes EBITDA excluding special items and adjusted earnings per share is useful to our stakeholders in understanding our operating results and the ongoing performance of our underlying businesses without the impact of these special items. Additionally, management uses EBITDA because the Company’s revolving credit agreement and indentures for its outstanding senior notes use EBITDA with additional adjustments to measure its compliance with covenants such as fixed charge coverage and debt incurrence.